American Railcar Industries, Inc.

Q3 2016 Supplemental Information

INVESTOR CONTACT: (636) 940-6000

WEBSITE: AMERICANRAILCAR.COM

Forward Looking Disclaimer

Safe Harbor Statement

This presentation contains statements relating to the Company's response to governmental directives, expected financial performance, objectives, long-term strategies and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding: our plans, and the industry's ability, to address the Federal Railroad Administration (FRA) directive (FRA Directive) released on September 30, 2016, anticipated clarifications to be made by the FRA regarding the FRA Directive, expected future trends relating to our industry and markets, our strategic objectives and long-term strategies, our projects to expand our manufacturing flexibility and repair capacity, industry, product and market trends, potential impact of regulatory developments, including developments related to the FRA Directive, anticipated customer demand for the Company's products and services and the Company's ability to adapt to evolving demand, the Company's strategic objectives and long-term strategies, trends related to railcar shipments for direct sale versus lease, operating margins or manufacturing efficiencies, anticipated benefits from expansion and diversification of our businesses, plans regarding the growth of the Company's leasing business and the mix of railcars, customers and commodities in our lease fleet, anticipated future production rates, the sufficiency of the Company's short- and long-term liquidity, the Company's ability to service current debt obligations and future financing plans, the Company's Stock Repurchase Program, the Company's plans regarding future dividends, the Company's backlog and any implication that the Company's backlog may be indicative of future revenues. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the results described in or anticipated by the Company's forward-looking statements. The payment of future dividends, if any, and the amount thereof, will be at the discretion of ARI's board of directors and will depend upon the Company's operating results, strategic plans, capital requirements, financial condition, provisions of its borrowing arrangements, applicable law and other factors the Company's board of directors considers relevant. Other potential risks and uncertainties include, among other things: the Company's prospects in light of the cyclical nature of the railcar industry; the health of and prospects for the overall railcar industry; the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; the market price of the Company's stock; the nature of other investment opportunities presented to the Company, cash flows, basing financial or other information on judgments or estimates based on future performance or events; risks relating to our compliance with the FRA Directive and any costs or loss of revenue related thereto, including risks that the FRA may not provide any further clarification regarding the FRA Directive or, if it does, what those clarifications may entail; risks relating to the Company's compliance with, and the overall railcar industry's implementation of, United States and Canadian regulations related to the transportation of flammable liquids by rail released on May 1, 2015; fluctuations in commodity prices, including oil and gas; the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; the variable purchase patterns of ARI's railcar customers and the timing of completion, customer acceptance and shipment of orders; the Company's ability to manage overhead and variations in production rates; the Company's ability to recruit, retain and train adequate numbers of qualified personnel; ARI's reliance upon a small number of customers that represent a large percentage of revenues and backlog; fluctuating costs of raw materials, including steel, and railcar components and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials that ARI uses in railcar manufacturing; the impact of an economic downturn, adverse market conditions and restricted credit markets; the ongoing risks related to ARI's relationship with Mr. Carl Icahn, ARI's principal beneficial stockholder, through Icahn Enterprises L.P (IELP), and certain of his affiliates; the sufficiency of our liquidity and capital resources, including long-term capital needs to further support the growth of our lease fleet; the impact of repurchases pursuant to ARI's Stock Repurchase Program on ARI's current liquidity and the ownership percentage of our principal beneficial stockholder through IELP, Carl Icahn; the impact, costs and expenses of any litigation ARI may be subject to now or in the future; the risks associated with the Company's current joint ventures and anticipated capital needs of, and production at the Company's joint ventures; the conversion of ARI's railcar backlog into revenues; the risks associated with the Company's on-going compliance with environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the risks and impact associated with potential joint ventures, acquisitions, strategic opportunities or new business endeavors; the implementation, integration with other systems or ongoing management of the Company's new enterprise resource planning system; risks related to our and our subsidiaries' indebtedness and compliance with covenants contained in the relevant financing arrangements; and the additional risk factors described in ARI's filings with the Securities and Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

ARI – Successful and Diversified Business Model


Manufacturing
Components
Railcars
Railcar Repair Services
Railcar Leasing

Complete life cycle solutions for the railcar industry.

ARI Locations

Headquarters
St. Charles, MO

Manufacturing
Jackson, MO
Kennett, MO
Longview, TX
Marmaduke, AR
Paragould, AR

Repair Shop
Brookhaven, MS
Bude, MS
Goodrich, TX
Longview, TX
Marmaduke, AR
North Kansas City, MO
Sarnia, ON
Tennille, GA

Mobile Repair
Gonzales, LA
LaPorte, TX
Mounds, IL

Mini Repair Shop
Bayport, TX
Channelview, TX
Green River, WY
Manitou, ND
Pace, FL
Point Comfort, TX
Tampa, CO



ARI Key Railcar Markets –

Two Largest Product Segments in the Railcar Industry *


AMFX
5200



HOPPER RAILCARS

- Product offerings include general service and specialty carbon steel or stainless steel railcars that are capable of transporting:
  - Plastic Pellets
  - Specialty Chemical Products
  - Food Products
  - Grain
  - Cement
  - Sand

TANK RAILCARS

- Product offerings include general service, pressurized, coiled, lined and insulated carbon steel or stainless steel railcars that are capable of transporting:
  - Chemicals
  - Natural Gas Liquids
  - Food Products
  - Ethanol
  - Crude Oil

* Based upon backlog as of 9/30/2016 per the Railway Supply Institute, Inc ARCI 2016 – 3rd Quarter Reporting Statistics (issued October 2016)

ARI's Railcar Backlog



Total Railcar Backlog
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
4,240
550
1,050
6,530
7,060
8,560
11,732
7,081
5,085

	December 2008	December 2009	December 2010	December 2011	December 2012	December 2013	December 2014	December 2015	September 2016
Railcar backlog for lease	-	-	-	2,200	1,810	2,330	2,844	1,452	1,904
Railcar backlog for direct sale	4,240	550	1,050	4,330	5,250	6,230	8,888	5,629	3,181

Manufacturing Segment

Broad manufacturing base allows ARI to provide quality railcars and components

Key Success Factors

- Flexible and labor efficient manufacturing facilities
- Vertical integration from joint ventures and component manufacturing
- Experienced core group of employees
- Ability to adapt to evolving customer demands

Q3 2016 TTM Operating Margin % impacted by the $17.0 million loss contingency related to the FRA Directive during Q3 2016


(millions)
Revenue
Operating Margin % ^
$1,200
$1,000
$800
$600
$400
$200
$-
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
2008
2009
2010
2011
2012
2013
2014
2015
Q3 2016 TTM

^: Manufacturing segment revenues and operating margin % presented above include an estimate of revenue and profit, respectively, for railcars built for our lease fleet. Such revenues and profit are based on an estimated fair market value of the leased railcars as if they had been sold to a third party, less the cost to manufacture for operating margin %. Estimated revenues related to railcars built for our lease fleet are eliminated in consolidation.

Railcar Leasing Segment

Diversifying and supplementing our business with revenue streams generated over the life of the railcar

- Relatively young, fully utilized lease fleet with low maintenance expense
- Broad mix of customers and commodities
- Revolving credit capacity of $200 million obtained in December 2015
- Further fleet growth expected to come from future railcar leveraged financing(s)
- Unencumbered leased railcars available to borrow against



(millions)
Revenue
Lease Fleet
$140
$120
$100
$80
$60
$40
$20
$-
12,000
10,000
8,000
6,000
4,000
2,000
-
2012
2013
2014
2015
Q3 2016 TTM

Railcar Services Segment

Investing capital and resources to further expand repair capacity to meet increasing demand

TRADITIONAL REPAIR

- Railcar qualifications and inspections
- Light/heavy railcar repairs
- Exterior and interior coatings
- Cleaning
- Valve replacement and testing
- Wheel and axle replacement
- Additional offerings for mini-shops and mobile on-site customer repairs

TANK RAILCAR RETROFITTING

- Tank railcar manufacturing facility offers retrofit capabilities along with traditional repair services
- Additional retrofit and repair capacity from Repair Services Agreement with ACF



Revenue
Operating Margin %
(millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
25%
20%
15%
10%
5%
0%
2008
2009
2010
2011
2012
2013
2014
2015
Q3 2016 TTM

Our Financial History

Consolidated Revenue ($ mil) ^



$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$808.8
$423.4
$273.6
$519.4
$711.7
$750.6
$733.0
$889.3
$732.5
2008
2009
2010
2011
2012
2013
2014
2015
Q3 2016 TTM

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Net Earnings & Adj. EBITDA ($ mil)



Net Earnings
Adj. EBITDA*
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
($50.0)
$31.4
$78.8
$15.5
$40.0
($27.0)
$4.5
$4.3
$50.5
$63.8
$149.5
$86.9
$181.1
$99.5
$209.0
$133.5
$278.9
$86.6
$212.0
2008
2009
2010
2011
2012
2013
2014
2015
Q3 2016 TTM

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Q3 2016 TTM Net Earnings and Adj. EBITDA* impacted by the $17.0 million loss contingency related to the FRA Directive during Q3 2016

Our Financial History (continued)

Operational CAPEX ($ mil)


$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$42.0
$15.0
$6.1
$6.2
$20.0
$22.0
$20.1
$36.6
$26.1
2008
2009
2010
2011
2012
2013
2014
2015
Q3 2016 TTM

Lease Railcar CAPEX ($ mil)


$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$10.4
$0.0
$0.0
$29.4
$185.9
$162.1
$307.7
$211.6
$70.7
2008
2009
2010
2011
2012
2013
2014
2015
Q3 2016 TTM

Quarterly Financial Comparison

Consolidated Revenue ($ mil) ^


$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$263.8
$192.0
$172.7
$260.9
$176.2
$150.5
$145.0
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Net Earnings & Adj. EBITDA ($ mil)


Net Earnings
Adjusted EBITDA*
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$35.0
$72.0
$33.0
$68.5
$29.4
$62.6
$36.2
$75.8
$22.8
$54.5
$19.9
$50.4
$7.7
$31.3
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016

* Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Q3 2016 Net Earnings and Adj. EBITDA* impacted by the $17.0 million loss contingency related to the FRA Directive during Q3 2016

Quarterly Financial Comparison

Operational CAPEX ($ mil)



$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$5.0
$10.4
$11.1
$10.1
$4.4
$6.7
$4.8
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016

Lease Railcar CAPEX ($ mil) #



$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$48.1
$84.5
$77.7
$1.3
$20.6
$12.8
$36.0
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016

Includes effect of leased railcars in process.

Exhibit A – Adj. EBITDA Reconciliation

In Thousands, unaudited

Annual Reconciliation	2008	2009	2010	2011	2012	2013	2014	2015	Q3 2016 TTM
Net earnings (loss)	$ 31,382	$ 15,458	$ (27,006)	$ 4,336	$ 63,823	$ 86,896	$ 99,533	$ 133,453	$ 86,528
Income tax expense (benefit)	18,403	6,568	(14,795)	3,866	42,022	52,440	65,074	77,291	51,863
Interest expense	20,299	20,909	21,275	20,291	17,765	7,337	7,622	21,801	22,940
Loss on debt extinguishment	-	-	-	-	2,267	392	1,896	2,126	-
Interest income	(7,835)	(6,613)	(3,519)	(3,654)	(3,003)	(2,716)	(2,517)	(2,164)	(1,869)
Depreciation	20,148	23,405	23,597	22,167	23,850	27,712	34,212	45,729	51,273
EBITDA	$ 82,397	$ 59,727	$ (448)	$ 47,006	$ 146,724	$ 172,061	$ 205,820	$ 278,236	$ 210,735
Loss on sale of investment in India joint venture	-	-	-	-	-	5,917	-	-	-
Expense related to stock based compensation	62	1,174	5,358	3,537	4,668	5,129	3,192	646	1,225
Other income on short-term investment activity	(3,657)	(20,858)	(379)	-	(1,863)	(2,008)	-	-	-
Adjusted EBITDA	$ 78,802	$ 40,043	$ 4,531	$ 50,543	$ 149,529	$ 181,099	$ 209,012	$ 278,882	$ 211,960

Quarterly Reconciliation	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Net earnings	$ 34,976	$ 32,969	$ 29,357	$ 36,151	$ 22,792	$ 19,896	$ 7,689
Income tax expense	20,541	19,297	16,729	20,724	13,963	12,312	4,864
Interest expense	4,738	5,694	5,645	5,724	5,906	5,678	5,632
Loss on debt extinguishment	2,126	-	-	-	-	-	-
Interest income	(563)	(550)	(542)	(509)	(478)	(453)	(429)
Depreciation	10,061	10,910	12,214	12,544	12,655	12,961	13,113
EBITDA	$ 71,879	$ 68,320	$ 63,403	$ 74,634	$ 54,838	$ 50,394	$ 30,869
Expense (Income) related to stock appreciation rights	107	184	(762)	1,117	(311)	24	395
Adjusted EBITDA	$ 71,986	$ 68,504	$ 62,641	$ 75,751	$ 54,527	$ 50,418	$ 31,264

Q3 2016 Net Earnings and Adj. EBITDA* impacted by the $17.0 million loss contingency related to the FRA Directive during Q3 2016

Exhibit A – Adj. EBITDA Reconciliation

EBITDA represents net earnings (loss) before income tax expense (benefit), interest expense (income), loss on debt extinguishment and depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI's operating performance compared to that of other companies in the same industry. In addition, ARI's management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company's business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company's operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

Adjusted EBITDA represents EBITDA before share based compensation expense (income) related to stock options, restricted stock grants and stock appreciation rights (SARs), before gains or losses on investments, before a gain on asset conversion related to the involuntary replacement of assets, and before other one-time, nonrecurring, unusual or infrequent charges, expenses or gains that may not be indicative of the Company's core business results. Management believes that Adjusted EBITDA is useful to investors in evaluating the Company's operating performance, and therefore uses Adjusted EBITDA for that purpose. The Company's SARs, which settle in cash, are revalued each period based primarily upon changes in ARI's stock price. Management believes that eliminating the expense or income associated with the above items allows management and ARI's investors to understand better the operating results independent of those items. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The Company's calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

A Tradition of Industry Leadership


people


processes


products